UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                November 2, 2004
                        (Date of earliest event reported)


                                 vFINANCE, INC.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                       1-11454-03             58-1974423
(State or Other Jurisdiction of   (Commission File No.)     (IRS Employer
     Incorporation)                                          Identification No.)

                            3010 North Military Trail
                                    Suite 300
                            Boca Raton, Florida 33431
                    (Address of Principal Executive Offices)

                                 (561) 981-1000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.01.     Completion of Acquisition or Disposition of Assets.

On November 2, 2004, vFinance, Inc.'s (the "Company") wholly-owned subsidiary, vFinance Investments Holdings, Inc. ("vFinance Investments"), completed its acquisition of certain assets of Global Partners Securities, Inc. ("Global") and 100% of the issued and outstanding equity securities of EquityStation, Inc. ("EquityStation"), all of which were owned by Level2.com, Inc. ("Level2"), a subsidiary of Global. These transactions are subject to the approval of the National Association of Securities Dealers, Inc.

The assets acquired from Global included certain intellectual property, customer accounts, computer equipment, and certain clearance and trading agreements relating to emerging market debt trading, wholesale market-making in selected equities for institutional clients, and direct-access equity trading. vFinance Investments assumed no liabilities in connection with the acquisition of Global's assets. Two of the principals of Global and Equity each entered into employment agreements with the Company which provided an annual base salary of $144,000, certain incentive bonuses, and options to purchase 350,000 shares of the Company's common stock, $0.01 par value (the "Common Stock"). The options are exercisable at $0.19 per share, and vest ratably over a three year period.

In accordance with the terms of the acquisition agreements, the Company delivered into escrow 8,324,690 restricted shares (the "Shares") of the Common Stock, and warrants (the "Warrants") to purchase 3,299,728 shares of the Common Stock at a price of $0.11 per share. All of the shares of EquityStation were also delivered into escrow. Subject to (a) any indemnification claims under the acquisition agreements and (b) the financial performance of EquityStation and the business of Global acquired by vFinance Investments over the periods specified in the escrow agreement, all or a portion of the Shares and the Warrants will be distributed to Global and Level2. When the escrow agreement is terminated, all of the shares of EquityStation will be distributed to vFinance Investments, and the holders of the Shares and Warrants will be entitled to certain piggyback registration rights. The Company also entered into a standstill agreement with each of Marcos Konig, Harry Konig and Salomon Konig, to provide restrictions on certain actions for a defined time period.

In connection with the acquisitions, Scott J. Saunders ("Saunders") received 150,000 restricted shares of the Common Stock. The shares received by Saunders are not subject to the escrow agreement, registration rights agreement or standstill agreement.

The preceding summary of the acquisitions is qualified in its entirety by reference to each of the agreements attached hereto as Exhibits 2.1 and 2.2, Exhibits 4.1 and 4.2, Exhibits 10.1 and 10.2 and Exhibit 99, which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided under Item 2.01 of this initial report on Form 8-K is incorporated herein by reference.

Global, Level2 and Saunders are all "accredited investors" as defined under Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.

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The Company relies on Rule 506 of Regulation D as the applicable exemption from registration for the securities issued.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

To be filed by amendment as soon as practicable, but not later than 71 calendar days after the date that the initial report on Form 8-K must be filed.

(b) Pro forma financial information.

To be filed by amendment as soon as practicable, but not later than 71 calendar days after the date that the initial report on Form 8-K must be filed.

(c) Exhibits.

2.1* Asset Purchase Agreement, dated November 2, 2004, by and between vFinance Investments Holdings, Inc. and Global Partners Securities, Inc.

2.2* Stock Purchase Agreement, dated November 2, 2004, by and between vFinance Investments Holdings, Inc. and Level2.com, Inc.

4.1 Registration Rights Agreement, dated November 2, 2004, by and among vFinance, Inc., Global Partners Securities, Inc. and Level2.com, Inc.

4.2    Form of Common Stock Purchase Warrant

10.1 Stock Escrow Agreement, dated November 2, 2004, by and among vFinance Investments Holdings, Inc., vFinance, Inc., Global Partners Securities, Inc., Level2.com, Inc., and Edwards & Angell, LLP

10.2 Standstill Agreement, dated November 2, 2004, by and among vFinance, Inc. and each of Marcus Konig, Harry Konig and Salomon Konig

99     Press release issued by vFinance, Inc. on November 3, 2004

*Pursuant to Item 601(b)(2) of Regulation S-B, the exhibits and schedules have been omitted and will be provided to the Commission upon request.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            vFINANCE, INC.



                                            By:  /s/ Leonard J. Sokolow
                                                     ----------------------
                                              Name:  Leonard J. Sokolow
                                              Title: Chief Executive Officer


Date: November 8, 2004


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                                  EXHIBIT INDEX

Exhibit           Description

2.1* Asset Purchase Agreement, dated November 2, 2004, by and between vFinance Investments Holdings, Inc. and Global Partners Securities, Inc.

2.2* Stock Purchase Agreement, dated November 2, 2004, by and between vFinance Investments Holdings, Inc. and Level2.com, Inc.

4.1 Registration Rights Agreement, dated November 2, 2004, by and among vFinance, Inc., Global Partners Securities, Inc. and Level2.com, Inc.

4.2             Form of Common Stock Purchase Warrant

10.1 Stock Escrow Agreement, dated November 2, 2004, by and among vFinance Investments Holdings, Inc., vFinance, Inc., Global Partners Securities, Inc., Level2.com, Inc., and Edwards & Angell, LLP

10.2 Standstill Agreement, dated November 2, 2004, by and among vFinance, Inc. and each of Marcus Konig, Harry Konig and Salomon Konig

99              Press release issued by vFinance, Inc. on November 3, 2004

*Pursuant to Item 601(b)(2) of Regulation S-B, the exhibits and schedules have been omitted and will be provided to the Commission upon request.